Ivy Funds

Supplement dated August 31, 2020 to the

Ivy ProShares Index Funds Prospectus

dated January 31, 2020

as supplemented March 13, 2020, April 1, 2020, April 10, 2020, April 30, 2020, May 29, 2020, June 19, 2020, June 30, 2020, July 31, 2020, August 18, 2020 and August 24, 2020

The Board of Trustees of Ivy Funds (the “Trust”) has approved the liquidation of Class N shares of Ivy ProShares Interest Rate Hedged High Yield Index Fund, Ivy ProShares S&P 500 Bond Index Fund and Ivy ProShares MSCI ACWI Index Fund (each, a “Fund” and collectively, the “Funds”).

Accordingly, effective on September 1, 2020 (the “Liquidation Date”), the assets of the Class N shares of each Fund will be returned to their respective shareholders. The return of assets to shareholders of the Class N shares of each Fund will occur without the imposition of any sales charge, fee or other charge. However, the return of such assets to shareholders may result in one or more taxable events for shareholders subject to federal income tax. Investors are urged to consult their own tax advisers as to the federal, state and local tax consequences of the liquidation or an exchange.

Beginning on the Liquidation Date, the Class N shares of each Fund will no longer be offered in the Prospectus. Accordingly, effective on such date all references to Class N shares of the Funds in the Prospectus are hereby deleted.

Supplement	Prospectus	1